Exhibit 99.1

veris
RESIDENTIAL™

Supplemental Operating and Financial Data

Q4 2021

Forward-Looking Statements

The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

In addition, the extent to which the ongoing COVID-19 pandemic impacts us and our tenants and residents will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others.

Among the factors about which the Company has made assumptions are:

-

risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents;

-

the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis;

-	the extent of any tenant bankruptcies or of any early lease terminations;
-	the Company’s ability to lease or re-lease space at current or anticipated rents;
-	changes in the supply of and demand for the Company’s properties;
-	changes in interest rate levels and volatility in the securities markets;
-

the Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment;

-	the Company’s ability to attract, hire and retain qualified personnel;
-

forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates and projected revenue and income;

-	changes in operating costs;
-	the Company’s ability to obtain adequate insurance, including coverage for natural disasters and terrorist acts;
-

the Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

-	changes in governmental regulation, tax rates and similar matters; and
-

other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in Veris Residential, Inc.’s (“VRE”) Annual Report on Form 10-K for the year ended December 31, 2021. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of VRE. Any offers to sell or solicitations of VRE shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by VRE for the same period with the Securities and Exchange Commission (the “SEC”) and all of the VRE’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

This Supplemental Operating and Financial Data should be read in connection with the Company’s fourth quarter 2021 earnings press release (included as Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on February 23, 2022), as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data.

Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above.

Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time.  Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP.  Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO.  Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs.  A reconciliation of net income to Core FFO and AFFO are included in the financial tables above.

Net operating income (“NOI”) represents total revenues less total operating expenses, as reconciled to net income above. Same Store GAAP NOI and Same Store Cash NOI are reconciled to Total Property Revenues. The Company considers NOI, Same Store GAAP NOI, and Same Store Cash NOI to be meaningful non-GAAP financial measures for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity.  As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers.  NOI should not be considered a substitute for net income, and the Company’s use of NOI, Same Store GAAP NOI, Same Store Cash NOI may not be comparable to similarly titled measures used by other companies.  The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed.

Same Store includes specific properties, which represent all in-service properties owned by the Company during the reported period, excluding properties sold, disposed of, held for sale, removed from service, or for any reason considered not stabilized, or being redeveloped or repositioned in the reporting period.

Adjusted EBITDA is a non-GAAP financial measure. The Company computes Adjusted EBITDA in accordance with what it believes are industry standards for this type of measure, which may not be comparable to Adjusted EBITDA reported by other REITs. The Company defines Adjusted EBITDA as Core FFO , plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Company Highlights

Q4 2021 Highlights

Operational Highlights

•	Same Store 5,499-unit operating multifamily portfolio was 96.4% occupied as of December 31, 2021, 2.8% above pre-pandemic levels
•

Q4 2021 multifamily year-over-year and quarter-over-quarter Same Store NOI increased by 21.0% and 7.0%, respectively, reflecting higher occupancy,  scaling back of concessions and increasing market rents during the quarter

•	181,500 square feet of office leases were signed in 2021, comprised of 85,500 square feet of new leases and 96,000 square feet of lease renewals and expansions
•	New 15-year 130,400 square foot lease with Collectors Universe was executed in January 2022
•	Amanda Lombard, who was appointed Chief Accounting Officer in January 2022, will transition to Chief Financial Officer on April 1, 2022

Progress in Transition to Pure-Play Multifamily REIT

•	Multifamily portfolio accounts for 56% of Q4 NOI following $741 million of suburban office sales and the $210 million disposal of 111 River Street in Hoboken, NJ, completed in January 2022
•	As of February 23, 2022, 6 land parcels were under contract for a total gross value of approximately $155 million
•	Strengthened balance sheet following redemption of $575 million of unsecured corporate bonds and a new $250 million secured revolving credit facility entered into in May 2021
•	Corporate rebranding to Veris Residential, Inc., signifies strategic shift to environmentally- and socially-conscious multifamily REIT

Q4 2021 Key Financial Metrics

	Three Months Ended			Three Months Ended
	December 31, 2021	September 30, 2021		December 31, 2021	September 30, 2021
Net Income / (Loss) per Diluted Share	($0.32)	($0.33)	Key Portfolio Statistics
Core FFO Per Diluted Share(1)	$0.17	$0.17	Multifamily Portfolio
Weighted Average - Diluted Shares(2)	99,962,745	99,975,082	Operating Units	6,691	5,825
Total Equity	$2.4 billion	$2.2 billion	% Physical Occupancy	96.6%	96.4%
Total Debt	$2.4 billion	$2.4 billion	Average Rent per Unit(3)	$2,974	$2,930
Total Capitalization	$4.8 billion	$4.6 billion	In-Construction Units	750	1,616
Debt-to-Undepreciated Assets	46.8%	46.3%	Land Bank Units	7,257	8,407
Net Debt	$2.3 billion	$2.3 billion	Office Portfolio
Annualized Adjusted EBITDA(1)	$152,732	$153,166	Square Feet of Office Space	4.9 million	5.1 million
Net Debt-to-Adjusted EBITDA	15.3x	15.2x	Consolidated In-Service Properties	7	8
Interest Coverage Ratio(1)	2.4x	2.5x	% Leased Office	74.0%	73.5%
			% Commenced Occupancy	71.8%	70.5%
			Cash Rental Rate Roll-Up(4)	2.5%	N/A
			GAAP Rental Rate Roll-Up(4)	14.9%	N/A
			Average In-Place Rent per Square Foot	$41.40	$40.95

1.

See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. FFO is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). Interest Coverage Ratio is calculated as Adjusted EBITDA divided by interest expense.

2.	Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests.
3.	Based on 5,825 units, which exclude 866 units of 3 lease-up properties stabilized during the quarter.
4.

Cash Rental Rate Roll-Up is the change in starting rent for applicable signed lease transactions in the period compared to the last month’s rent for the prior space leased. GAAP Rental Rate Roll-Up is the change in average monthly rent for applicable signed lease transactions in the period compared to the average monthly rent for the prior space leased.

Components of Net Asset Value - Multifamily

$ in thousands

Real Estate Portfolio - Multifamily			Other Assets

Operating Multifamily NOI (Q4 Annualized)(1)	Total	At Share	Cash and Cash Equivalents	$6,890
New Jersey Waterfront	$81,176	$68,531	Restricted Cash	18,337
Massachusetts	20,660	20,660	Other Assets	39,050
Other	14,848	9,632	Subtotal Other Assets	$64,277
Recent Stabilized Lease-up Properties(2)	14,824	10,996
In-Construction Property(3) (Stabilized NOI)	28,098	28,098	Liabilities
Total Multifamily NOI	$159,606	$137,917
Commercial (Q4 Annualized)	4,530	2,768	Operating - Consolidated Debt at Share(5)	$1,434,215
Hotels	4,912	4,912	Operating - Unconsolidated Debt at Share	314,929
Total NOI	$169,048	$145,597	In-Construction - Wholly Owned Debt(5)	255,453
			In-Construction - Unfunded Wholly Owned Debt(5)	49,372
Multifamily Land Value			Hotels Debt	89,000
			Other Liabilities	54,508
Estimated Value of Land(4)		$387,842	Subtotal Liabilities	$2,197,477

			Other Considerations

			Rockpoint Interest	$468,989

			Outstanding Shares

			Common Shares (Outstanding as of December 31, 2021)	99,961,542
			Fully Diluted Shares for Q4 2021	99,962,745

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. Net Asset Value (“NAV”) is the metric represents the net projected value of the Company’s interest after accounting for all priority debt and equity payments.  The metric includes capital invested by the Company. Excludes other unconsolidated JV.

1.	Please see Operating Portfolio – Multifamily details for breakdown.
2.	Includes RiverHouse 9, Capstone at Port Imperial and The Upton, which stabilized during the second half of Q4 2021.
3.	See In-Construction Portfolio details for costs.
4.	Based on 7,257 potential units. Includes 4 land parcel under contract for $125.5 million.
5.	RiverHouse 9 construction loan is included as part of operating multifamily debt at share ($87.2 million) and in-construction unfunded wholly owned debt ($4.8 million).

Components of Net Asset Value - Office

Real Estate Portfolio - Office			Other Assets

Office NOI (Q4 Annualized)	Total	At Share	Cash and Cash Equivalents	$24,864
Waterfront(1)	$36,612	$36,612	Restricted Cash	1,364
Suburban	3,544	3,544	Other Assets	206,945
Hotel	7,064	3,532	Subtotal Other Assets	$233,173
Total GAAP NOI(2)	$47,220	$43,688
Less: straight-lining of rents adj. and ASC 805	888	888	Liabilities
Total Cash NOI(3)	$46,332	$42,800
			Revolving Credit Facility	$148,000
Office Sales / Land Value			Consolidated Property Debt	400,000
			Unconsolidated Property Debt at Share	50,000
Gross Proceeds from Office Sale(4)		$590,000	Other Liabilities	101,789
Estimated Value of Land(5)		113,358	Subtotal Liabilities	$699,789

			Other Considerations

			Preferred Equity / LP Interest	52,324

			Outstanding Shares

			Common Shares (Outstanding as of December 31, 2021)	99,961,542
			Fully Diluted Shares for Q4 2021	99,962,745

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. Net Asset Value (“NAV”) is the metric represents the net projected value of the Company’s interest after accounting for all priority debt and equity payments.  The metric includes capital invested by the Company. Excludes other unconsolidated JV.

1.	Excludes annualized Q4 Cash NOI of $35 million from two properties in Hoboken and Jersey City, NJ under contract as of December 31, 2021.
2.	The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same store portfolio.
3.

The aggregate sum of: property-level revenue, excluding straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same store portfolio.

4.	Excludes prepayment costs of approximately $20 million.
5.

Estimated Land is based on the estimated buildable SF and marketable units at estimated market pricing. Includes Harborside Plaza 4, West Windsor, 3 Campus, Route 34 and Columbia. Includes 2 land parcels under contract for $29.5 million.

Transaction Activity
Office
$ in thousands (incl. per unit values) except per SF
		Transaction	Number of		Percentage	Gross Asset	Price per
	Location	Date	Buildings	SF	Leased	Value(1)	SF
Q1 2021
100 Overlook Center	Princeton, NJ	01/13/21	1	149,600	94.0%	$38,000	$254
Metropark portfolio	Edison & Iselin, NJ	03/25/21	4	926,656	91.2%	254,000	274
Total Q1 2021 Dispositions			5	1,076,256	91.6%	$292,000	$271

Q2 2021(2)
Short Hills portfolio	Short Hills, NJ	04/20/21	4	828,413	82.0%	$255,000	$308
Red Bank portfolio	Red Bank, NJ	06/11/21	5	639,490	68.1%	84,000	131
Retail Land Leases	Hanover, NJ	06/30/21	N/A	151,488	100.0%	46,000	304
Total Q2 2021 Dispositions			9	1,619,391	78.2%	$385,000	$238

Q3 2021(3)
7 Giralda Farms	Madison, NJ	07/26/21	1	236,674	60.1%	$29,000	$123
Total Q3 2021 Dispositions			1	236,674	60.1%	$29,000	$123

Q4 2021
4 Gatehall Drive	Parsippany, NJ	10/20/21	1	248,480	40.9%	$25,250	$102
Retail Land Lease	Hanover, NJ	12/16/21	N/A	39,500	100.0%	5,560	141
Total Q4 2021 Dispositions			1	287,980	49.0%	$30,810	$107

Q1 2022 Dispositions to Date
111 River Street	Hoboken, NJ	01/21/22	1	566,215	81.3%	$210,000	$371
Total Q1 2022 Dispositions to Date			1	566,215	81.3%	$210,000	$371

Land
		Transaction	Gross Asset
	Location	Date	Value(1)
Q2 2021 Dispositions
Horizon Common Area	Hamilton, NJ	05/24/21	$800
Total Q2 2021 Dispositions			$800

Q4 2021 Dispositions
346/360 University Avenue	Newark, NJ	12/22/21	$4,500
Total Q4 2021 Dispositions			$4,500

1.	Acquisitions list gross purchase prices at 100% ownership level; dispositions list gross sales proceeds at 100% ownership level.
2.	On April 29, 2021, the Company completed the sale of its 50% interest in 12 Vreeland, 1 office building in Florham Park, NJ, totaling 139,750 square feet, for a gross sales price of $2.0 million.
3.	On September 1, 2021, the Company completed the sale of its 31.25% interest in Offices at Crystal Lake in West Orange, NJ, totaling 106,345 square feet, for a gross sales price of $1.9 million. 9

Same Store Performance
$ in thousands (unaudited)
Multifamily Same Store(1)
	Three Months Ended December 31,				Twelve Months Ended December 31,				Sequential
	2021	2020	Change	%	2021	2020	Change	%	Q4 2021	Q3 2021	Change	%
Total Property Revenues (GAAP)	$40,530	$37,123	$3,407	9.2%	$154,309	$155,947	($1,638)	(1.1%)	$40,530	$39,202	$1,328	3.4%
Real Estate Taxes	5,576	6,579	(1,003)	(15.2%)	23,205	22,375	830	3.7%	5,576	6,108	(532)	(8.7%)
Payroll	3,100	3,169	(69)	(2.2%)	11,496	12,474	(978)	(7.8%)	3,100	2,947	153	5.2%
Repairs & Maintenance	3,258	3,361	(103)	(3.1%)	12,377	11,715	662	5.7%	3,258	3,313	(55)	(1.7%)
Utilities	1,227	963	264	27.4%	5,243	4,601	642	14.0%	1,227	1,274	(47)	(3.7%)
Insurance	828	840	(12)	(1.4%)	3,289	3,020	269	8.9%	828	799	29	3.6%
Marketing	1,078	1,115	(37)	(3.3%)	4,531	3,744	787	21.0%	1,078	1,252	(174)	(13.9%)
Management Fees & Other	1,919	1,640	279	17.0%	6,581	6,391	190	3.0%	1,919	1,504	415	27.6%
Total Property Expenses	16,986	17,667	(681)	(3.9%)	66,722	64,320	2,402	3.7%	16,986	17,197	(211)	(1.2%)
Same Store GAAP NOI(2)	$23,544	$19,456	$4,088	21.0%	$87,587	$91,627	($4,040)	(4.4%)	$23,544	$22,005	$1,539	7.0%
Total Units	5,499	5,499	-	-	5,499	5,499	-	-	5,499	5,499	-	-
% Ownership	82.9%	82.9%	-	-	82.9%	82.9%	-	-	82.9%	82.9%	-	-
% Occupied - Quarter End	96.4%	86.9%	9.5%	-	96.4%	86.9%	9.5%	-	96.4%	96.4%	–	-

Office Same Store(3)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2021	2020	Change	%	2021	2020	Change	%
Total Property Revenues (GAAP)	$34,599	$33,276	$1,323	4.0%	$141,730	$143,340	($1,610)	(1.1%)
Real Estate Taxes	4,845	5,064	(219)	(4.3%)	19,770	19,812	(42)	(0.2%)
Utilities	2,172	1,734	438	25.3%	7,915	7,645	270	3.5%
Operating Services	8,236	7,399	837	11.3%	29,691	30,185	(494)	(1.6%)
Total Property Expenses	15,253	14,197	1,056	7.4%	57,376	57,642	(266)	(0.5%)
Same Store GAAP NOI(4)	$19,346	$19,079	$267	1.4%	$84,354	$85,698	($1,344)	(1.6%)
Less: straight-lining of rents adj. and ASC 805	1,347	607	740	121.9%	7,036	2,519	4,517	179.3%
Same Store Cash NOI(5)	17,999	18,472	(473)	(2.6%)	77,318	83,179	(5,861)	(7.0%)
Total Properties	6	6	–	–	6	6	–	–
Total Square Footage	4,508,801	4,508,801	–	–	4,508,801	4,508,801	–	–
% Leased - Quarter End	72.0%	77.3%	(5.3%)		72.0%	77.3%	(5.3%)

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

1.	Values represent the Company’s pro rata ownership of operating portfolio.
2.	Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.
3.	Office Same Store includes all In-Service Waterfront assets and excludes Harborside 1 as it was removed from service in Q4 2019.
4.

The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same store portfolio excluding the effect of certain intercompany transactions.

5.

The aggregate sum of: property-level revenue, excluding straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same store portfolio, excluding the effect of certain intercompany transactions.

Balance Sheet
$ in thousands (unaudited)
	December 31, 2021				December 31, 2020
ASSETS	Multifamily	Office	Elim. / Other	Total
Rental property
Land and leasehold interests	$327,483	$21,022	–	$348,505	$389,692
Buildings and improvements	2,063,419	618,804	–	2,682,223	2,936,071
Tenant improvements	6,939	99,715	–	106,654	171,622
Furniture, fixtures and equipment	93,076	6,935	–	100,011	83,553
Land and improvements held for development	137,976	6,729	–	144,705	324,145
Development and construction in progress	518,711	176,057	–	694,768	733,560
	3,147,604	929,262	–	4,076,866	4,638,643
Less – accumulated depreciation and amortization	(201,905)	(381,511)		(583,416)	(656,331)
	2,945,699	547,751	–	3,493,450	3,982,312
Rental property held for sale, net	146,478	472,168		618,646	656,963
Net Investment in Rental Property	3,092,177	1,019,919	–	4,112,096	4,639,275
Cash and cash equivalents	6,890	24,864	–	31,754	38,096
Restricted cash	18,337	1,364	–	19,701	14,207
Investments in unconsolidated joint ventures	137,772	–	–	137,772	162,382
Unbilled rents receivable, net	6,316	65,969	–	72,285	84,907
Deferred charges, goodwill and other assets, net(1)(2)	30,315	141,032	(20,000)	151,347	199,541
Accounts receivable	2,419	(56)	–	2,363	9,378
Total Assets	$3,294,226	$1,253,092	($20,000)	$4,527,318	$5,147,786
LIABILITIES & EQUITY
Senior unsecured notes, net	–	–	–	–	572,653
Unsecured revolving credit facility and term loans	–	148,000	–	148,000	25,000
Mortgages, loans payable and other obligations, net	1,843,117	397,953	–	2,241,070	2,204,144
Note payable to affiliate	20,000	–	(20,000)	–	–
Dividends and distributions payable	–	384	–	384	1,493
Accounts payable, accrued expenses and other liabilities	50,614	84,363	–	134,977	194,717
Rents received in advance and security deposits	8,622	17,774	–	26,396	34,101
Accrued interest payable	4,445	1,315	–	5,760	10,001
Total Liabilities	1,926,798	649,789	(20,000)	2,556,587	3,042,109
Commitments and contingencies
Redeemable noncontrolling interests	468,989	52,324	–	521,313	513,297
Total Stockholders’/Members Equity	857,794	424,188	–	1,281,982	1,398,817
Noncontrolling interests in subsidiaries:
Operating Partnership	–	127,053	–	127,053	148,791
Consolidated joint ventures	40,645	(262)	–	40,383	44,772
Total Noncontrolling Interests in Subsidiaries	$40,645	$126,791	–	$167,436	$193,563
Total Equity	$898,439	$550,979	–	$1,449,418	$1,592,380
Total Liabilities and Equity	$3,294,226	$1,253,092	($20,000)	$4,527,318	$5,147,786

1.	Includes mark-to-market lease intangible net assets of $42,182 and mark-to-market lease intangible net liabilities of $24,480 as of Q4 2021.

2.

Includes Prepaid Expenses and Other Assets attributable to Multifamily of $16,804 as follows: (i) deposits of $6,576, (ii) other receivables of $3,481, (iii) other prepaids/assets of $4,837, and (iv) prepaid taxes of $1,910.

Income Statement - Quarterly Comparison
$ in thousands, except per share amounts (unaudited)
	Q4 2021				Q4 2020
REVENUES	Multifamily	Office	Less: Disc. Ops	Total
Revenue from leases:
Base rents	$37,666	$30,701	($110)	$68,257	$62,730
Escalations and recoveries from tenants	1,169	6,424	(9)	7,584	4,508
Real estate services	1,848	–	–	1,848	2,766
Parking income	3,006	1,477	–	4,483	3,272
Hotel income	3,833	–	–	3,833	997
Other income	729	1,493	6	2,228	2,291
Total revenues	$48,251	$40,095	($113)	$88,233	$76,564
EXPENSES
Real estate taxes	6,850	5,088	(37)	11,901	12,881
Utilities	1,808	2,176	2	3,986	3,153
Operating services	10,810	9,288	(78)	20,020	17,134
Real estate service expenses	2,968	51	–	3,019	3,448
General and administrative(1)	2,436	11,415	–	13,851	11,636
Dead deal and transaction-related costs	2,488	3,317	–	5,805	–
Depreciation and amortization	17,276	7,941	(9)	25,208	28,931
Property impairments	7,426	–	–	7,426	–
Land and other impairments	12,386	–	–	12,386	(6,584)
Total expenses	64,448	39,276	(122)	103,602	70,599
Operating Income (expense)	(16,197)	819	9	(15,369)	5,965
OTHER (EXPENSE) INCOME
Interest expense	(11,751)	(4,077)	–	(15,828)	(19,197)
Interest and other investment income (loss)	3	5,141	–	5,144	1
Equity in earnings (loss) of unconsolidated joint ventures	(1,420)	–	–	(1,420)	(3,551)
Realized and unrealized gains (losses) on disposition	–	2,584	(83)	2,501	13,396
Gain on disposition of developable land	–	2,004	–	2,004	974
Gain on sale from unconsolidated joint ventures	–	–	–	–	35,184
Gain (loss) from early extinguishment of debt, net	(343)	–	–	(343)	(272)
Total other income (expense)	(13,511)	5,652	(83)	(7,942)	26,535
Income from continuing operations	(29,708)	6,471	(74)	(23,311)	32,500
Income from discontinued operations	–	–	(9)	(9)	10,697
Realized gains (losses) on disposition	–	–	83	83	35,101
Total discontinued operations	–	–	74	74	45,798
Net Income	(29,708)	6,471	–	(23,237)	78,298
Noncontrolling interest in consolidated joint ventures	925	–	–	925	795
Noncontrolling interests in Operating Partnership from continuing operations	–	2,611	–	2,611	(2,582)
Noncontrolling interests in Operating Partnership in discontinued operations	–	(7)	–	(7)	(4,409)
Redeemable noncontrolling interest	(6,110)	(454)	–	(6,564)	(6,470)
Net income (loss) available to common shareholders	($34,893)	$8,621	–	($26,272)	$65,632
Basic earnings per common share:
Net income (loss) available to common shareholders				($0.32)	$0.67
Diluted earnings per common share:
Net income (loss) available to common shareholders				($0.32)	$0.67
Basic weighted average shares outstanding				90,946,000	90,677,000
Diluted weighted average shares outstanding				99,963,000	100,338,000

1.	General and administrative includes $2.1 million of General and administrative – property level which is also included in multifamily NOI.

Income Statement - Year-to-Date Comparison
$ in thousands, except per share amounts (unaudited)
	Twelve Months Ended December 31, 2021				Twelve Months Ended December 31, 2020
REVENUES	Multifamily	Office	Less: Disc. Ops	Total	All Operations	Less: Disc. Ops	Total
Revenue from leases:
Base rents	$132,879	$152,805	($26,244)	$259,440	$378,543	($124,994)	$253,549
Escalations and recoveries from tenants	4,493	21,194	(2,336)	23,351	29,262	(9,841)	19,421
Real estate services	9,592	4	–	9,596	11,390	–	11,390
Parking income	9,776	5,246	(19)	15,003	15,777	(173)	15,604
Hotel income	10,618	–	–	10,618	4,287	–	4,287
Other income	3,671	7,653	(15)	11,309	9,218	93	9,311
Total revenues	$171,029	$186,902	($28,614)	$329,317	$448,477	($134,915)	$313,562
EXPENSES
Real estate taxes	27,082	24,566	(3,789)	47,859	63,476	(17,675)	45,801
Utilities	6,825	10,485	(2,508)	14,802	24,080	(10,363)	13,717
Operating services	38,037	39,641	(5,827)	71,851	94,371	(26,058)	68,313
Real estate service expenses	12,646	211	–	12,857	13,555	–	13,555
General and administrative(1)	16,778	40,436	(16)	57,198	71,115	(57)	71,058
Dead deal and transaction-related costs	6,828	5,393	–	12,221	2,583	–	2,583
Depreciation and amortization	64,604	47,988	(974)	111,618	126,841	(4,806)	122,035
Property impairments	7,426	6,041	–	13,467	36,582	–	36,582
Land and other impairments	26,686	(2,967)	–	23,719	16,817	–	16,817
Total expenses	206,912	171,794	(13,114)	365,592	449,420	(58,959)	390,461
Operating Income (expense)	(35,883)	15,108	(15,500)	(36,275)	(943)	(75,956)	(76,899)
OTHER (EXPENSE) INCOME
Interest expense	(40,888)	(25,874)	1,570	(65,192)	(86,248)	5,257	(80,991)
Interest and other investment income (loss)	5	519	–	524	44	(1)	43
Equity in earnings (loss) of unconsolidated joint ventures	(4,139)	(112)	–	(4,251)	(3,832)	–	(3,832)
Realized gains (losses) and unrealized losses on disposition	–	28,574	(25,552)	3,022	16,682	(11,201)	5,481
Gain on sale of land/other	–	2,115	–	2,115	5,787	–	5,787
Gain on sale from unconsolidated joint ventures	–	(1,886)	–	(1,886)	35,184	–	35,184
Gain (loss) from early extinguishment of debt, net	(343)	(46,735)	–	(47,078)	(272)	–	(272)
Total other income (expense)	(45,365)	(43,399)	(23,982)	(112,746)	(32,655)	(5,945)	(38,600)
Income from continuing operations	(81,248)	(28,291)	(39,482)	(149,021)	(33,598)	(81,901)	(115,499)
Income from discontinued operations	–	–	13,930	13,930	–	70,700	70,700
Realized gains (losses) on disposition	–	–	25,552	25,552	–	11,201	11,201
Total discontinued operations	–	–	39,482	39,482	–	81,901	81,901
Net Income	(81,248)	(28,291)	–	(109,539)	(33,598)	–	(33,598)
Noncontrolling interest in consolidated joint ventures	4,541	54	–	4,595	2,695	–	2,695
Noncontrolling interests in Operating Partnership of income from continuing operations	–	15,469	–	15,469	13,277	–	13,277
Noncontrolling interests in Operating Partnership in discontinued operations	–	(3,590)	–	(3,590)	(7,878)	–	(7,878)
Redeemable noncontrolling interest	(24,156)	(1,821)	–	(25,977)	(25,883)	–	(25,883)
Net income (loss) available to common shareholders	($100,863)	($18,179)	–	($119,042)	($51,387)	–	($51,387)
Basic earnings per common share:
Net income (loss) available to common shareholders				($1.39)			($0.70)
Diluted earnings per common share:
Net income (loss) available to common shareholders				($1.39)			($0.70)
Basic weighted average shares outstanding				90,839,000			90,648,000
Diluted weighted average shares outstanding				99,893,000			100,260,000

1.	General and administrative includes $6.6 million of General and administrative – property level which is also included in multifamily NOI.

FFO & Core FFO
$ in thousands except per share and ratios (unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Net income (loss) available to common shareholders	($26,272)	$65,632	($119,042)	($51,387)
Add (deduct): Noncontrolling interest in Operating Partnership	(2,611)	2,582	(15,469)	(13,277)
Noncontrolling interests in discontinued operations	7	4,409	3,590	7,878
Real estate-related depreciation and amortization on continuing operations(1)	27,574	30,960	120,416	132,816
Real estate-related depreciation and amortization on discontinued operations	9	831	974	4,806
Property impairments on continuing operations	7,426	–	13,467	36,582
Impairment of unconsolidated joint venture investment (included in Equity in earnings)	–	2,562	(2)	2,562
(Gain) loss on sale from unconsolidated joint ventures	–	(35,184)	1,886	(35,184)
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	(2,501)	(13,396)	(3,022)	(5,481)
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	(83)	(35,101)	(25,552)	(11,201)
Funds from operations(2)	$3,549	$23,295	($22,754)	$68,114

Add/(Deduct):
(Gain)/Loss from extinguishment of debt, net	343	272	47,078	272
Dead deal and other post-sale items in Other income/expense	–	–	(2,957)	277
Dead deal and transaction-related costs	5,805	–	12,221	2,583
Land and other impairments	12,386	(6,584)	23,719	16,817
Loan receivable loss allowance	(4,906)	–	246	–
Gain on disposition of developable land	(2,004)	(974)	(2,115)	(5,787)
CEO and related management changes costs	–	–	2,089	–
Severance/Management restructuring/Rebranding	1,938	191	10,634	11,929
Reporting system conversion costs	–	–	–	363
Proxy fight costs	–	–	–	12,770
Core FFO	$17,111	$16,200	$68,161	$107,338

Diluted weighted average shares/units outstanding(6)	99,963,000	100,338,000	99,893,000	100,260,000

Funds from operations per share-diluted	$0.04	$0.23	($0.23)	$0.68
Core Funds from Operations per share/unit-diluted	$0.17	$0.16	$0.68	$1.07
Dividends declared per common share	$0.00	$0.00	$0.00	$0.40

Notes: See endnotes and “Information About FFO, Core FFO, AFFO,  NOI, Adjusted EBITDA & EBITDAre”.

AFFO & Adjusted EBITDA
$ in thousands, except per share amounts and ratios (unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Core FFO (calculated on previous page)	$17,111	$16,200	$68,161	$107,338
Add (Deduct) Non-Cash Items:
Straight-line rent adjustments(3)	169	(2,184)	(7,681)	(3,928)
Amortization of market lease intangibles, net	(525)	(1,048)	(2,712)	(3,709)
Amortization of lease inducements	17	(21)	(10)	55
Amortization of stock compensation	3,167	2,019	11,161	7,926
Non-real estate depreciation and amortization	325	342	1,304	1,610
Amortization of debt discount/(premium) and mark-to-market, net	–	(373)	231	(1,086)
Amortization of deferred financing costs	1,199	1,467	4,568	4,625
Deduct:
Non-incremental revenue generating capital expenditures:
Building improvements	(2,295)	(4,365)	(13,301)	(11,690)
Tenant improvements and leasing commissions(4)	(930)	(6,248)	(3,338)	(21,300)
Tenant improvements and leasing commissions on space vacant for more than one year	(4,507)	(2,479)	(19,142)	(13,131)
Core AFFO(2)	$13,731	$3,310	$39,241	$66,710

Core FFO (calculated on previous page)	$17,111	$16,200	$68,161	$107,338

Deduct:
Equity in earnings (loss) of unconsolidated joint ventures, net	1,420	989	4,251	1,271
Equity in earnings share of depreciation and amortization	(2,691)	(2,371)	(10,101)	(12,391)
Add-back:
Interest expense	15,829	20,518	66,762	86,248
Recurring JV distributions	847	2,432	6,637	14,998
Income (loss) in noncontrolling interest in consolidated joint ventures	(925)	(795)	(4,594)	(2,695)
Redeemable noncontrolling interest	6,565	6,471	25,977	25,883
Income tax expense	27	72	305	195
Adjusted EBITDA	$38,183	$43,515	$157,398	$220,846

Net debt at period end(5)	$2,337,615	$2,749,493	$2,337,615	$2,749,493
Net debt to Adjusted EBITDA	15.3x	15.8x	14.9x	12.4x

Notes: See endnotes and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

EBITDAre - Quarterly Comparison
$ in thousands (unaudited)
	Three Months Ended December 31,
	2021	2020
Net Income (loss) available to common shareholders	($26,272)	$65,632
Add/(Deduct):
Noncontrolling interest in operating partnership	(2,611)	2,582
Noncontrolling interest in discontinued operations	7	4,409
Noncontrolling interest in consolidated joint ventures(a)	(925)	(795)
Redeemable noncontrolling interest	6,564	6,470
Interest expense	15,828	20,518
Income tax expense	27	71
Depreciation and amortization	25,217	29,762
Deduct:
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	(2,501)	(13,396)
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	(83)	(35,101)
(Gain)/loss on sale from unconsolidated joint ventures	–	(35,184)
Equity in (earnings) loss of unconsolidated joint ventures	1,420	3,551
Add:
Property Impairments	7,426	–
Company's share of property NOI's in unconsolidated joint ventures(1)	6,651	5,006
EBITDAre	$30,748	$53,525
Add:
Loss from extinguishment of debt, net	343	272
Severance/Management restructuring/Rebranding	1,938	191
Dead deal and other post-sale items in Other income	5,805	–
Land and other impairments	12,386	(6,584)
Loan receivable loss allowance	(4,906)	–
Gain on disposition of developable land	(2,004)	(974)
Adjusted EBITDAre	$44,310	$46,430
(a) Noncontrolling interests in consolidated joint ventures:
BLVD 425	(163)	(328)
BLVD 401	(738)	(202)
Port Imperial Garage South	(56)	(153)
Port Imperial Retail South	57	(5)
Other consolidated joint ventures	(25)	(107)
Net losses in noncontrolling interests	(925)	(795)
Depreciation in noncontrolling interest in consolidated JV's	696	659
Funds from operations - noncontrolling interest in consolidated JV's	(229)	(136)
Interest expense in noncontrolling interest in consolidated JV's	801	808
Net operating income before debt service in consolidated JV's	572	672

Notes: See unconsolidated joint venture NOI details and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

Debt Summary & Maturity Schedule
$ in thousands
		%	Weighted Average	Weighted Average
	Balance	of Total	Interest Rate(1)	Maturity in Years
Fixed Rate Debt
Fixed Rate Secured Debt	$1,682,662	70.1%	3.71%	5.25

Variable Rate Debt
Variable Rate Secured Debt	717,628	29.9%	3.32%	2.74
Totals / Weighted Average	$2,400,290	100.0%	3.60%	4.50
Unamortized Deferred Financing Costs	(11,220)
Total Consolidated Debt, net	$2,389,070
Partners’ Share	(73,622)
VRE Share of Total Consolidated Debt, net(2)	$2,315,448

Unconsolidated Secured Debt
VRE Share	364,929	52.7%	3.60%	6.20
Partners’ Share	327,519	47.3%	3.60%	6.20
Total Unconsolidated Secured Debt	$692,448	100.0%	3.60%	6.20

Debt Maturity Schedule

1.	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.11 percent as of December 31, 2021, plus the applicable spread.

2.	Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $30.1 million at BLVD 401 and $9.8 million at Port Imperial South Garage.

Multifamily Debt Profile
$ in thousands
		Effective	December 31,	Date of
	Lender	Interest Rate(1)	2021	Maturity
Secured Construction Loans
RiverHouse 9(2)	Bank of New York Mellon	LIBOR+ 2.13%	87,175	12/19/22
Haus 25(3)	QuadReal Finance	LIBOR+ 2.70%	255,453	12/01/24
Total Secured Construction Debt			342,628
Secured Permanent Loans
Marriott Hotels at Port Imperial	Fifth Third Bank	LIBOR+ 3.40%	89,000	04/01/23
Portside at East Pier	CBRE Capital Markets/FreddieMac	3.57%	58,998	08/01/23
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	10/01/24
Portside II at East Pier	New York Life Insurance Co.	4.56%	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	117,000	08/10/26
The Upton(4)	Bank of New York Mellon	LIBOR+ 1.58%	75,000	10/27/26
145 Front at City Square	MUFG Union Bank	LIBOR+ 1.84%	63,000	12/10/26
Quarry Place at Tuckahoe	Natixis Real Estate Capital LLC	4.48%	41,000	08/05/27
BLVD 475	Northwestern Mutual Life	2.91%	165,000	11/10/27
RiverHouse 11	Northwestern Mutual Life	4.52%	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	160,000	07/01/29
Port Imperial Garage South	American General Life & A/G PC	4.85%	32,664	12/01/29
The Emery	New York Community Bank	3.21%	72,000	01/01/31
Principal Balance Outstanding			1,509,662
Unamortized Deferred Financing Costs			(9,173)
Total Secured Permanent Debt			1,500,489
Total Debt - Multifamily Portfolio - A			1,843,117

1.

Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.

2.	RiverHouse 9 construction loan can be extended to December 19, 2023.
3.	Haus 25 construction loan can be extended to December 1, 2025.

4.	Includes a 3-year LIBOR cap at a strike rate of 1.0%.

Office Debt Profile
$ in thousands
		Effective	December 31,	Date of
	Lender	Interest Rate(1)	2021	Maturity
Secured Permanent Loans
101 Hudson	Wells Fargo CMBS	3.20%	250,000	10/11/26
111 River	Apollo/Athene	3.90%	150,000	09/01/29
Principal Balance Outstanding			400,000
Unamortized Deferred Financing Costs			(2,047)
Total Secured Debt - Office Portfolio			397,953

Secured Revolving Credit Facilities & Term Loans:
Secured Revolving Credit Facility	8 Lenders	LIBOR + 2.75%	148,000	05/06/24

Total Debt - Office Portfolio - B			545,953

Total Debt - Multifamily Portfolio - A			1,843,117

Total Consolidated Debt: A + B = C			2,389,070

Unconsolidated Joint Ventures
$ in thousands
		Physical	VRE's Nominal	Q4 2021	Total	VRE Share	VRE Share
Property	Units	Occupancy	Ownership(1)	NOI(2)	Debt	of Q4 NOI	of Debt

Multifamily
Urby Harborside	762	97.0%	85.0%	$4,226	$191,160	$3,592	$162,486
RiverTrace at Port Imperial	316	95.6%	22.5%	2,001	82,000	450	18,450
Capstone at Port Imperial	360	99.2%	40.0%	1,595	135,000	638	54,000
Riverpark at Harrison	141	98.6%	45.0%	500	30,192	225	13,586
Metropolitan at 40 Park	130	94.6%	25.0%	860	42,567	215	10,642
Metropolitan Lofts	59	89.8%	50.0%	238	18,200	119	9,100
Station House	378	91.5%	50.0%	1,070	93,329	535	46,665
Subtotal - Multifamily	2,146	95.9%	54.9%	$10,490	$592,448	$5,774	$314,929

Retail/Hotel
Hyatt Regency Jersey City	351	70.8%	50.0%	$1,766	$100,000	$883	$50,000
Total Operating				$12,256	$692,448	$6,657	$364,929

Other Unconsolidated JVs				($13)	–	($6)	–
Total Unconsolidated JVs				$12,243	$692,448	$6,651	$364,929

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

1.	Amounts represent the Company’s share based on ownership percentage.
2.	The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities. 20

Multifamily Portfolio

Operating Portfolio - Multifamily
$ in thousands, except per home
							Operating Highlights

							Percentage		Average Revenue
				Rentable	Avg.	Year	Occupied		per Home		NOI			Debt
	Location	Ownership	Apartments	SF	Size	Complete	Q4 2021	Q3 2021	Q4 2021	Q3 2021	Q4 2021	Q3 2021	YTD 2021	Balance
New Jersey Waterfront
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003	95.7%	97.1%	$3,211	$3,156	$3,422	$3,327	$12,958	$265,000
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003	95.6%	96.6%	3,015	2,989	2,082	1,965	7,052	131,000
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011	96.6%	96.2%	3,108	3,074	2,871	2,328	9,155	165,000
BLVD 401	Jersey City, NJ	74.3%	311	273,132	878	2016	96.5%	94.9%	3,123	3,121	1,713	1,658	6,604	117,000
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017	97.3%	96.8%	3,684	3,665	2,111	2,123	8,034	160,000
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017	97.0%	96.9%	3,044	3,119	4,226	3,597	15,369	191,160
RiverHouse 9	Weehawken, NJ	100.0%	313	245,127	783	2021	94.9%	N/A	N/A	N/A	947	595	N/A	87,175
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018	98.0%	96.9%	3,446	3,404	1,868	1,726	7,414	100,000
RiverTrace at Port Imperial	West New York, NJ	22.5%	316	295,767	936	2014	95.6%	95.9%	3,150	2,982	2,001	1,508	6,513	82,000
Capstone at Port Imperial	West New York, NJ	40.0%	360	337,991	939	2021	99.2%	N/A	N/A	N/A	1,595	1,989	N/A	135,000
New Jersey Waterfront Subtotal		82.4%	4,317	3,773,335	874		96.6%	96.5%	$3,194	$3,172	$22,836	$20,816	$73,099	$1,433,335

Massachusetts
Portside at East Pier	East Boston, MA	100.0%	181	156,091	862	2015	96.6%	99.4%	$2,720	$2,641	$957	$958	$3,821	$58,998
Portside II at East Pier	East Boston, MA	100.0%	296	230,614	779	2018	97.6%	96.2%	2,758	2,663	1,481	1,583	6,202	97,000
145 Front at City Square	Worcester, MA	100.0%	365	304,936	835	2018	98.9%	97.0%	2,182	2,137	1,481	1,384	5,488	63,000
The Emery	Revere, MA	100.0%	326	273,140	838	2020	96.0%	96.0%	2,298	2,115	1,246	1,073	4,579	72,000
Massachusetts Subtotal		100.0%	1,168	964,781	826		97.4%	96.9%	$2,444	$2,342	$5,165	$4,998	$20,090	$290,998

Other
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021	99.5%	N/A	N/A	N/A	$1,164	$1,281	N/A	$75,000
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018	98.5%	99.5%	2,723	2,736	789	722	3,084	43,000
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,551	977	2016	98.1%	98.1%	3,659	3,594	615	505	2,167	41,000
RiverPark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014	98.6%	97.2%	2,337	2,208	500	258	1,517	30,192
Metropolitan at 40 Park(1)	Morristown, NJ	25.0%	130	124,237	956	2010	94.6%	93.8%	3,081	3,025	500	574	2,178	36,500
Metropolitan Lofts	Morristown, NJ	50.0%	59	54,683	927	2018	89.8%	100.0%	3,069	3,119	238	274	828	18,200
Station House	Washington, DC	50.0%	378	290,348	768	2015	91.5%	91.8%	2,615	2,528	1,070	1,570	5,314	93,329
Other Subtotal		67.4%	1,206	1,120,339	929		95.6%	95.4%	$2,795	$2,736	$4,876	$5,184	$15,088	$337,221

Operating Portfolio(2)		82.7%	6,691	5,858,455	876		96.6%	96.4%	$2,974	$2,930	$32,877	$30,998	$108,277	$2,061,554

Notes:  See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. Unconsolidated joint venture income represented at 100% venture NOI. Average Revenue per Home is calculated as total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartments and divided by three.

1.	As of December 31, 2021, Priority Capital included Metropolitan at $20,914,422 (Prudential).
2.	Operating Portfolio is properties that have achieved over 95% leased for six consecutive weeks. Excludes approximately 150,000 sqft of ground floor retail. 22

Operating Portfolio - Commercial
$ in thousands
						Percentage	Percentage
				Rentable	Year	Leased	Leased	NOI	NOI	NOI	Debt
Commercial	Location	Ownership	Spaces	SF	Complete	Q4 2021	Q3 2021	Q4 2021	Q3 2021	YTD 2021	Balance
Port Imperial Garage South	Weehawken, NJ	70.0%	800	320,426	2013	N/A	N/A	$382	$200	$638	$32,664
Port Imperial Garage North	Weehawken, NJ	100.0%	786	304,617	2016	N/A	N/A	(51)	(51)	(371)	–
Port Imperial Retail South	Weehawken, NJ	70.0%		18,064	2013	88.1%	88.1%	187	137	634	–
Port Imperial Retail North	Weehawken, NJ	100.0%		8,400	2016	100.0%	100.0%	78	36	(488)	–
Riverwalk at Port Imperial	West New York, NJ	100.0%		30,423	2008	65.0%	58.6%	177	30	250	–
Shops at 40 Park	Morristown, NJ	25.0%		50,973	2010	69.0%	69.0%	360	319	1,147	6,067

Commercial Total		80.9%		732,903		73.5%	71.7%	$1,133	$671	$1,810	$38,731

					Average	Average
				Year	Occupancy	Occupancy	ADR	ADR	NOI	NOI	NOI	Debt
Hotels	Location	Ownership	Keys	Complete	Q4 2021	Q3 2021	Q4 2021	Q3 2021	Q4 2021	Q3 2021	YTD 2021	Balance
Envue, Autograph Collection	Weehawken, NJ	100.0%	208	2019	61.5%	47.4%	$203	$197	$509	$198	$131
Residence Inn at Port Imperial	Weehawken, NJ	100.0%	164	2018	83.2%	73.3%	181	162	719	401	1,503
Marriott Hotels at Port Imperial		100.0%	372		71.1%	58.8%	$181	$162	$1,228	$599	$1,634	$89,000

Notes:    See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

In-Construction Portfolio & Land Bank

▪	There is no remaining equity to be funded

$ in thousands
				Project Capitalization - Total				Capital as of Q4 2021		Development Schedule
			Apartment				Third						Projected	Projected
			Homes/			VRE	Party	Dev	Debt		Initial	Project	Stabilized	Stabilized
	Location	Ownership	Keys	Costs	Debt(1)	Capital	Capital	Costs(2)	Balance	Start	Occupancy	Stabilization	Yield on Cost	NOI
Consolidated
Haus 25	Jersey City, NJ	100.0%	750	$469,510	$300,000	$169,510	–	$424,963	$255,453	Q1 2019	Q2 2022	Q3 2023	5.98%	$28,098

Potential
Land Bank	Units
Hudson Waterfront	5,324
Greater NY/NJ	1,069
Boston Metro	864

Land Bank Total	7,257

Notes:    See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. NOI amounts are projected only. In-Construction Portfolio are assets that are under construction and have not yet commenced initial leasing activities. Lease-Up Portfolio are the assets that have commenced initial operations but have not yet achieved Project Stabilization, achieved over 95% leased for six consecutive weeks. Total Costs represents full project budget, including land and developer fees, and interest expense through project completion as evidenced by a certificate of completion or issuance of a final or temporary certificate of occupancy. VRE Capital  represents cash equity that the Company has contributed or has a future obligation to contribute to a project. Projected Stabilized Residential NOI assumes NOI at projected property revenue at 95% occupancy. Projected Stabilized Yield on Cost represents Projected Stabilized Residential NOI divided by Total Costs.

1.	Represents maximum loan proceeds.
2.	Represents development costs funded with debt or capital as of December 31, 2021. 24

Office Portfolio

Property Listing

					Avg. Base Rent	2022 Expirations
Building	Location	Total SF	Leased SF	% Leased	+ Escalations(1)	SF	% Total	In-Place Rent

101 Hudson	Jersey City, NJ	1,246,283	1,035,810	83.1%	$45.61	45,397	4%	$46.74
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,283,308	86.3%	41.54	52,160	4%	38.00
Harborside 5	Jersey City, NJ	977,225	418,328	42.8%	44.08	33,647	3%	42.24
Harborside 6	Jersey City, NJ	231,856	47,542	20.5%	N/A	–	–	-
111 River Street(2)	Hoboken, NJ	566,215	460,352	81.3%	42.71	–	–	-
Total Waterfront (In-Service)		4,508,801	3,245,340	72.0%	$43.37	131,204	3%	$42.11
Harborside 1(3)	Jersey City, NJ	399,578	–	N/A	N/A	N/A	N/A	N/A
Total Waterfront		4,908,379	3,245,340	66.1%	$43.37	131,204	3%	$42.11
23 Main Street(4)	Holmdel, NJ	350,000	350,000	100.0%	23.14	–	–	-
Total Suburban		350,000	350,000	100.0%	$23.14	–	–	–

Total In-Service Office Portfolio		4,858,801	3,595,340	74.0%	$41.40	131,204	3%	$42.11

1.

Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only.  Excludes leases for amenity, parking and month-to-month tenants.  Annualized base rental revenue plus escalations is based on actual December 2021 billings times 12.  For leases whose rent commences after January 1, 2022 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

2.	On January 21, 2022, the Company completed the sale of 111 River Street, for a gross sales price of $210 million.
3.	Harborside 1 was taken out of service in Q4 2019.
4.	Average base rents + escalations reflect rental values on a triple net basis.

Leasing Rollforwards & Activity

Leasing Rollforwards

For the three months ended December 31, 2021

				Inventory	Leased (SF)
	Leased (%)	Inventory	Leased (SF)	Acquired/	Acquired/	Expiring/	Incoming	Net Leasing	Inventory	Leased (SF)	Leased (%)
	Q3 2021	Q3 2021	Q3 2021	Disposed	Disposed	Adj. SF	SF	Activity	Q4 2021	Q4 2021	Q4 2021

Waterfront	73.3%	4,508,801	3,303,023	–	–	(63,743)	5,373	(58,370)	4,508,801	3,244,653	72.0%
Suburban	75.4%	598,480	451,532	(248,480)	(101,532)	–	–	–	350,000	350,000	100.0%
Subtotals	73.5%	5,107,281	3,754,555	(248,480)	(101,532)	(63,743)	5,373	(58,370)	4,858,801	3,594,653	74.0%

For the year ended December 31, 2021

				Inventory	Leased (SF)
	Leased (%)	Inventory	Leased (SF)	Acquired/	Acquired/	Expiring/	Incoming	Net Leasing	Inventory	Leased (SF)	Leased (%)
	Q4 2020	Q4 2020	Q4 2020	Disposed	Disposed	Adj. SF	SF	Activity	Q4 2021	Q4 2021	Q4 2021

Waterfront	77.3%	4,508,801	3,485,288	–	–	(388,255)	147,620	(240,635)	4,508,801	3,244,653	72.0%
Class A Suburban	86.6%	1,755,079	1,519,109	(1,755,079)	(1,523,594)	(16,251)	20,736	4,485	–	–	–
Suburban	74.2%	1,624,244	1,205,429	(1,274,244)	(820,375)	(48,185)	13,131	(35,054)	350,000	350,000	100.0%
Subtotals	78.7%	7,888,124	6,209,826	(3,029,323)	(2,343,969)	(452,691)	181,487	(271,204)	4,858,801	3,594,653	74.0%

Leasing Activity

For the three months ended December 31, 2021

	Number of	Total	New Leases	Renewed / Other	Weighted Avg.	Weighted Avg.	Wtd. Avg.	Wtd. Avg. Costs
	Transactions	SF	SF	Retained (SF)	SF	Term (Yrs)	Base Rent ($)(1)	SF Per Year ($)

Waterfront	2	5,373	–	5,373	2,687	3.1	$58.61	$7.54
Suburban	–	–	–	–	–	–	–	–
Subtotals	2	5,373	–	5,373	2,687	3.1	$58.61	$7.54

1.	Inclusive of escalations. 27

Top 15 Tenants

		Annualized	Company	Square		Year of
	Number of	Base Rental	Annualized Base	Feet	Total Company	Lease
	Properties	Revenue ($'000)(1)	Rental Revenue (%)(2)	Leased	Leased SF (%)(2)	Expiration

John Wiley & Sons Inc	1	$10,888	9.1%	290,353	8.6%	2033 (3)
MUFG Bank Ltd.	1	9,939	8.3%	237,350	7.0%	2029 (4)
Merrill Lynch Pierce Fenner	1	9,418	7.9%	388,207	11.4%	2027
E-Trade Financial Corporation	1	5,396	4.5%	132,265	3.9%	2031
Vonage America Inc	1	5,023	4.2%	350,000	10.3%	2023
Arch Insurance Company	1	4,326	3.6%	106,815	3.1%	2024
Sumitomo Mitsui Banking Corp	1	4,186	3.5%	111,105	3.3%	2036
Brown Brothers Harriman & Co	1	4,018	3.4%	114,798	3.4%	2026
First Data Corporation	1	3,774	3.2%	88,374	2.6%	(5)
Tp Icap Americas Holdings Inc	1	3,446	2.9%	100,759	3.0%	(6)
Cardinia Real Estate, Llc	1	3,175	2.7%	79,771	2.3%	2032
New Jersey City University	1	3,011	2.5%	84,929	2.5%	2035
Zurich American Ins. Co	1	2,915	2.4%	64,414	1.9%	2032
BETMGM, LLC	1	2,800	2.3%	71,343	2.1%	(7)
Amtrust Financial Services	1	2,614	2.3%	76,892	2.3%	2023
Totals		$74,929	62.8%	2,297,375	67.7%

1.

Annualized base rental revenue is based on actual December 2021 billings times 12. For leases whose rent commences after January 1, 2022, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

2.	Represents the percentage of space leased and annual base rental revenue to commercial tenants only.
3.	In January 2022, the Company completed the disposition of this office property.
4.	MUFG Bank Ltd. entered into a surrender agreement in January 2022. 100,274 square feet of its lease will expire on January 31, 2022 as part of this agreement.
5.	First Data Corporation – 32,193 square feet expire in 2026; 56,181 square feet expire in 2029.
6.	TP Icap Americas Holdings – 63,372 square feet expire in 2023; 37,387 square feet expire in 2033.
7.	Betmgm – 22,300 square feet expire in 2022; 49,043 square feet expire in 2032. 28

Lease Expirations

		Net Rentable Area	Percentage of Total Leased	Annualized Base	Average Annualized Base Rent	Percentage of Annual
Year of Expiration/Market	Number of	Subject to Expiring	Square Feet Represented	Rental Revenue Under	Per Net Rentable Square Foot	Base Rent Under
	Leases Expiring(1)	Leases (SF)	by Expiring Leases (%)	Expiring Leases ($'000)(2)(3)	Represented by Expiring Leases ($)	Expiring Leases (%)
2022
Waterfront	15	131,204	3.9%	$5,170	$39.41	4.3%
TOTAL – 2022	15	131,204	3.9%	$5,170	$39.41	4.3%
2023
Waterfront	12	326,899	9.6%	$12,647	$38.69	10.6%
Suburban	1	350,000	10.3%	$5,023	14.35	4.2%
TOTAL – 2023	13	676,899	19.9%	$17,670	$26.10	14.8%
2024
Waterfront	15	260,680	7.7%	$10,775	$41.34	9.0%
TOTAL – 2024	15	260,680	7.7%	$10,775	$41.34	9.0%
2025
Waterfront	10	108,891	3.2%	$3,322	$30.51	2.8%
TOTAL – 2025	10	108,891	3.2%	$3,322	$30.51	2.8%
2026
Waterfront	13	255,355	7.5%	$9,917	$38.84	8.3%
TOTAL – 2026	13	255,355	7.5%	$9,917	$38.84	8.3%
2027
Waterfront	8	446,554	13.1%	$11,760	$26.33	9.9%
TOTAL – 2027	8	446,554	13.1%	$11,760	$26.33	9.9%
2028 AND THEREAFTER
Waterfront	42	1,515,916	44.7%	$60,729	$40.06	50.9%
TOTAL – 2028 AND THEREAFTER	42	1,515,916	44.7%	$60,729	$40.06	50.9%

TOTALS BY TYPE
Waterfront	115	3,045,499	89.7%	$114,320	$37.54	95.8%
Suburban	1	350,000	10.3%	$5,023	$14.35	4.2%
Totals/Weighted Average	116	3,395,499	100.0%	$119,343	$35.15	100.0%

1.	Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month‑to‑month tenants. Some tenants have multiple leases.
2.

Annualized base rental revenue is based on actual December 2021 billings times 12. For leases whose rent commences after January 1, 2022, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

3.	Includes leases in effect as of the period end date, some of which have commencement dates in the future.

Endnotes

FFO, Core FFO, AFFO, NOI, Adjusted EBITDA, & EBITDAre

(1)

Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $2,690 and $2,371 for the three months ended December 31, 2021 and 2020, respectively, and $10,103 and $12,391 for the twelve months ended December 31, 2021 and 2020, respectively.  Excludes non-real estate-related depreciation and amortization of $325 and $342 for the three months ended December 31, 2021 and 2020, respectively, and $1,304 and $1,610 for the twelve months ended December 31, 2021 and 2020, respectively.

(2)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).
(3)

Includes free rent of $3,554 and $4,972 for the three months ended December 31, 2021 and 2020, respectively, and $18,385 and $15,159 for the twelve months ended December 31, 2021 and 2020, respectively. Also includes the Company's share from unconsolidated joint ventures of $(75) and $108 for the three months ended December 31, 2021 and 2020, respectively, and $746 and $177 for the twelve months ended December 31, 2021 and 2020, respectively.

(4)	Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year.
(5)

Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end.

(6)

Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (8,690 and 9,412 shares for the three months ended December 31, 2021 and 2020, respectively, and 8,741 and 9,411 for the twelve months ended December 31, 2021 and 2020, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).

Reconciliation of Net Income (Loss) to NOI (three months ended)
$ in thousands (unaudited)
	Q4 2021			Q3 2021
	Multifamily	Office / Corp	Total	Multifamily	Office / Corp	Total
Net Income (loss)	($29,708)	$6,471	($23,237)	($18,450)	($7,342)	($25,792)
Deduct:
Real estate services income	(1,848)	–	(1,848)	(2,628)	–	(2,628)
Interest and other investment loss (income)	(3)	(5,141)	(5,144)	(1)	4,732	4,731
Equity in (earnings) loss of unconsolidated joint ventures	1,420	–	1,420	1,745	(21)	1,724
General & Administrative - property level	(2,101)	–	(2,101)	(1,722)	–	(1,722)
Realized and unrealized (gains) losses on disposition	–	(2,501)	(2,501)	–	3,000	3,000
(Gain) loss on disposition of developable land	–	(2,004)	(2,004)	–	–	–
(Gain) loss on sale of investment in unconsolidated joint venture	–	–	–	–	1,886	1,886
(Gain) loss from early extinguishment of debt, net	343	–	343	–	–	–
Add:
Real estate services expenses	2,968	51	3,019	3,275	32	3,307
General and administrative	2,436	11,415	13,851	2,742	8,550	11,292
Dead deal and transaction-related costs	2,488	3,317	5,805	3,091	580	3,671
Depreciation and amortization	17,276	7,932	25,208	16,431	12,913	29,344
Interest expense	11,751	4,077	15,828	10,904	4,296	15,200
Property impairments	7,426	–	7,426	–	–	–
Land impairments	12,386	–	12,386	6,781	(3,380)	3,401
Net operating income (NOI)	$24,834	$23,617	$48,451	$22,168	$25,246	$47,414

Summary of Consolidated Multifamily NOI by Type (unaudited):		Q4 2021		Q3 2021
Total Consolidated Multifamily - Operating Portfolio		$22,747		$19,352
Total Consolidated Commercial		773		352

Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests):		23,520		19,704
NOI (loss) from services, land/development/repurposing & other assets		1,314		2,464

Total Consolidated Multifamily NOI		$24,834		$22,168

Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters	Stock Exchange Listing	Contact Information
Veris Residential, Inc.	New York Stock Exchange	Veris Residential, Inc.
Harborside 3, 210 Hudson St., Ste. 400		Investor Relations Department
Jersey City, New Jersey 07311	Trading Symbol	Harborside 3, 210 Hudson St., Ste. 400
(732) 590-1010	Common Shares: VRE	Jersey City, New Jersey 07311

David Smetana
Chief Financial Officer
Phone: (732) 590-1035
E-Mail: Dsmetana@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia	David Smetana	Gary Wagner	Ricardo Cardoso
Chief Executive Officer	Chief Financial Officer	General Counsel and Secretary	EVP and Chief Investment Officer

Anna Malhari	Amanda Lombard
Chief Operating Officer	Chief Accounting Officer

Equity Research Coverage

Bank of America Merrill Lynch	Citigroup	Green Street Advisors	Truist
James C. Feldman	Michael Bilerman	Danny Ismail	Michael R. Lewis

BTIG, LLC	Deutsche Bank North America	JP Morgan	Evercore ISI
Thomas Catherwood	Derek Johnston	Anthony Paolone	Steve Sakwa

Any opinions, estimates, forecasts or predictions regarding Veris Residential, Inc's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Veris Residential, Inc. or its management.  Veris Residential, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.